UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 14, 2007

(June 13, 2007)

Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

220 Mill Road

Chelmsford, MA 01824

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (978) 250-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01:	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 13, 2007, Sycamore Networks, Inc. (the “Company”) received a letter from the Staff of The Nasdaq Stock Market (“NASDAQ”) indicating that as a result of the Company’s failure to file with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the period ended April 28, 2007, the Company is not in compliance with NASDAQ requirements for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14). NASDAQ Marketplace Rule 4310(c)(14) requires that listed companies make on a timely basis all filings with the SEC, as required by the Securities Exchange Act of 1934, as amended. Pursuant to Marketplace Rule 4804(c), as requested in the letter, the Company will present its views in writing with respect to this additional deficiency to the NASDAQ Listing and Hearing Review Council (the “Listing Council”) no later than June 20, 2007.

The Company had previously received letters from NASDAQ on October 18, 2006, December 12, 2006 and March 14, 2007, indicating that the Company’s common stock was subject to delisting pursuant to NASDAQ Marketplace Rule 4310(c)(14) due to the delay in the filing of its Annual Report on Form 10-K for the fiscal year ended July 31, 2006 and its Quarterly Reports on Form 10-Q for the periods ended October 28, 2006 and January 27, 2007.

As previously announced, the NASDAQ Listings Qualification Panel (the “Panel”) granted the Company’s request for an exception to the listing requirements. On March 12, 2007, the Listing Council granted the Company’s request to call the Panel’s decision for review and in connection therewith, issued a stay of the Panel’s decision pending further action by the Listing Council. On June 1, 2007, the Company submitted additional information to the Listing Council in support of its request for continued listing on the NASDAQ Global Select Market.

On June 14, 2007, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference, announcing that the Company received the letter from NASDAQ described in this Current Report on Form 8-K.

Item 9.01:	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by the Company dated June 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

By:	/s/ Richard J. Gaynor
Richard J. Gaynor
Chief Financial Officer
Vice President, Finance and Administration,
Treasurer and Asst. Secretary
(Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: June 14, 2007